UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

XPLORE TECHNOLOGIES CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XPLORE TECHNOLOGIES CORP.
8601 RR 2222, Building 2, Suite 100
Austin, Texas 78730
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

November 7, 2017

Dear Xplore Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Xplore Technologies Corp., a Delaware corporation, to be held at our offices located at 8601 RR 2222, Building 2, Austin, Texas 78730, on Thursday, November 30, 2017, at 9:00 a.m., local time.

The principal business of the Annual Meeting will be to (i) elect to the Board of Directors the five nominees named in this proxy statement; (ii) ratify the appointment of GBH CPAs, PC as our independent registered public accounting firm for the fiscal year ending March 31, 2018; (iii) approve an amendment to our 2009 Stock Incentive Plan to (a) increase the maximum number of shares of our common stock issuable under that plan from Three Million (3,000,000) to Four Million (4,000,000) and (b) extend the termination date of that plan from June 9, 2019 to June 9, 2024; and (iv) transact such other business as may properly come before the meeting and at any adjournment thereof.

Along with the attached proxy statement, we have enclosed a copy of our 2017 Annual Report to Stockholders, which includes our audited financial statements as of and for the fiscal year ended March 31, 2017.

Whether or not you plan to attend the Annual Meeting, it is still important that your shares be represented. Please submit a proxy to vote your shares in one of three ways: via Internet, telephone or mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Very truly yours,

Tom Wilkinson
Acting Chief Executive Officer Chief Financial Officer Corporate Secretary

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XPLORE TECHNOLOGIES CORP.
8601 RR 2222, Building 2, Suite 100
Austin, Texas 78730
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, NOVEMBER 30, 2017

Dear Xplore Stockholders:

The 2017 Annual Meeting of Stockholders of Xplore Technologies Corp., a Delaware corporation (the “Company” or “Xplore”), will be held on Thursday, November 30, 2017, at 9:00 a.m., local time, at 8601 RR 2222, Building 2, Austin, Texas 78730.

The principal business of the Annual Meeting will be to (i) elect to the Board of Directors the five nominees named in this proxy statement; (ii) ratify the appointment of GBH CPAs, PC as our independent registered public accounting firm for the fiscal year ending March 31, 2018; (iii) approve an amendment to our 2009 Stock Incentive Plan to (a) increase the maximum number of shares of our common stock issuable under that plan from Three Million (3,000,000) to Four Million (4,000,000) and (b) extend the termination date of that plan from June 9, 2019 to June 9, 2024; and (iv) transact such other business as may properly come before the meeting and at any adjournment thereof.

Stockholders of record at the close of business on October 23, 2017, the record date for the Annual Meeting, are entitled to notice of the Annual Meeting and to vote their shares held on that date at the Annual Meeting.  Stockholders of record of the Company’s common stock may vote their shares by proxy, whether or not they plan to attend the Annual Meeting, via Internet, telephone or mail. This proxy is being solicited by the Board of Directors of the Company.

By Order of the Board of Directors,

Tom Wilkinson Acting Chief Executive Officer Chief Financial Officer Corporate Secretary

Austin, Texas
November 7, 2017

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, PHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS FOR YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY VIA INTERNET, PHONE OR MAIL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 30, 2017.

Our proxy statement and Annual Report to Stockholders, which are enclosed with this mailing, are also available at www.proxyvote.com.
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XPLORE TECHNOLOGIES CORP.
8601 RR 2222, Building 2, Suite 100
Austin, Texas 78730
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Xplore Technologies Corp. (“we”, “us”, “Xplore”, or the “Company”) for use at the 2017 Annual Meeting of Stockholders, which we refer to as the Annual Meeting, to be held at our offices located at 8601 RR 2222, Building 2, Austin, Texas 78730, on Thursday, November 30, 2017, at 9:00 a.m., local time, and any adjournment thereof.  The matters to be considered and acted upon at the Annual Meeting are set forth in the attached Notice of Annual Meeting.  This proxy statement, the Notice of Annual Meeting and the form of proxy are first being made available to stockholders on or about November 7, 2017.

Record Date

Our board of directors has fixed October 23, 2017 as the record date for the purpose of determining stockholders entitled to receive notice of and to vote at the Annual Meeting, which we refer to as the Record Date.  Each stockholder is entitled to one vote for each share of our common stock held as of the close of business on the Record Date. We will make available an alphabetical list of stockholders entitled to vote at the Annual Meeting, for examination by any stockholder during ordinary business hours, at our executive offices, from November 7, 2017 until the Annual Meeting.

Quorum and Required Vote

As of the close of business on the Record Date, there were 11,005,190 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.  Each share of common stock has the right to one vote on each matter that properly comes before the Annual Meeting.  The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

Election of Directors.  Directors are elected by a plurality of the affirmative votes cast by those holders present and entitled to vote at the Annual Meeting.  All five directors are to be elected by the holders of our common stock, voting together as a single class.  Abstentions and broker non-votes will not be counted as having been voted in favor of a nominee.  Stockholders may not cumulate votes in the election of directors.

Ratification of Independent Public Accounting Firm.  The affirmative vote of the holders representing a majority of the outstanding shares of our common stock present and entitled to vote at the Annual Meeting, voting together as a single class, is required to ratify the appointment of GBH CPAs, PC as our independent registered public accounting firm for the fiscal year ending March 31, 2018.

Amendment to 2009 Stock Incentive Plan and Other Proposals.  The affirmative vote of the holders of a majority of the votes represented by outstanding shares of our common stock present and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve the amendment to our 2009 Stock Incentive Plan and would be required to approve such other proposals that may properly come before the Annual Meeting.
Delivery of Notice of Internet Availability

In accordance with the rules adopted by the Securities and Exchange Commission, or SEC, except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability.  The Notice of Internet Availability provides instructions either for accessing our proxy materials, including this proxy statement and our 2017 Annual Report to Stockholders, at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of the proxy materials by mail or electronically.  If you would like to receive a paper or email copy of our proxy materials either for the Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice of Internet Availability sent to you.

Many of our stockholders hold their shares in “street name” (that is through a broker, bank or other holder of record) rather than directly in their own name.  If you hold your shares in street name, the Notice of Internet Availability or a printed set of the proxy materials, together with a voting instruction form, will be forwarded to you by your broker, bank or other nominee.  If your shares are registered directly in your name, we have sent the Notice of Internet Availability or a printed set of the proxy materials, together with a proxy card, to you directly.

Abstentions and Broker “Non-Votes”

Stockholders and brokers returning proxies or attending the Annual Meeting who abstain from voting will count towards determining a quorum.  However, such abstentions will have no effect on the outcome of the election of directors, but will have the same effect as a vote against any other proposal.  Broker non-votes (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) will be treated as present for purposes of a quorum.  In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.  Consequently, broker non-votes will have no effect on the votes required to elect directors or to approve any other matter.

Appointment of Proxies

Stockholders who are unable to attend the meeting and vote in person may still vote by appointing a proxyholder.  The persons specified in the enclosed form of proxy are officers of Xplore.  A stockholder has the right to appoint a person, who need not be a stockholder, to represent such stockholder at the meeting (or any adjournment thereof) other than the persons specified in the enclosed form of proxy.  Such right may be exercised by striking out the persons named as proxies and designating another person.  For stockholders who wish to appoint a different proxyholder, the completed form of proxy must be mailed in the enclosed envelope and received at the address on the proxy envelope no later than November 23, 2017.

Inquiries regarding proxy forms can be made to our proxy representative, Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Voting by Proxy

Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

•	By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card or Notice of Internet Availability to submit your proxy.

•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card or Notice of Internet Availability to submit your proxy.

•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card.  If you vote by Internet or by telephone, do not return your proxy card.

If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.  Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

The named proxies will vote the shares in respect of which they are appointed proxy in accordance with the instructions of the stockholder as indicated on the proxy.  If the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.  In absence of any such instructions, shares represented by such proxies will be voted at the Annual Meeting in accordance with the recommendations of the board of directors as follows:

“FOR”:

•	Proposal No. 1—Election of the nominees for director named in this proxy statement,

•	Proposal No. 2—Ratification of the appointment of GBH CPAs, PC as our independent registered public accounting firm for the fiscal year ending March 31, 2018, and

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Proposal No. 3—Approval of an amendment to our 2009 Stock Incentive Plan to (a) increase the maximum number of shares of our common stock issuable under that plan from Three Million (3,000,000) to Four Million (4,000,000), and (b) extend the termination date of that plan from June 9, 2019 to June 9, 2024.

If any other matters are properly presented at the Annual Meeting, the persons named in the form of proxy will be entitled to vote on those matters for you.  As of the date of this proxy statement, we are not aware of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

If you are a registered holder of common stock who has given a proxy, you may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy and delivering a properly executed proxy card bearing a later date to our Corporate Secretary at 8601 RR 2222, Building 2, Suite 100, Austin, Texas 78730; by submitting a proxy bearing a later date via Internet or telephone; or by attending the Annual Meeting, revoking the previously-granted proxy and voting in person.  Attending the Annual Meeting will not automatically revoke your proxy.  If you are a stockholder holding your shares in “street name” who wishes to revoke a voting instruction form, you should contact your broker, trustee or nominee for instructions.

In order to be effective, all revocations or a later-filed proxy must be delivered to us at the address listed above or submitted via Internet or telephone not later than November 22, 2017, 5:00 p.m., local time.  All valid unrevoked proxies will be voted at the Annual Meeting and any adjournments thereof.

Cost of Proxy Solicitation

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in making solicitation material regarding the Annual Meeting available to beneficial owners of our common and preferred stock.  The solicitation of proxies may be supplemented by our officers and other employees (at no additional compensation) by personal contact, by telephone, by facsimile or by electronic communication.

Dissenters’ Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights with respect to any matters to be voted on with respect to this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Action will be taken at the Annual Meeting for the election of five directors, to be elected by the holders of our common stock, voting together as a single class.

The persons named in the enclosed proxy card will vote to elect each of the nominees as a director, unless the proxy is marked otherwise.  Each of the nominees is currently a director.  Each nominee has indicated a willingness to serve as a director, if elected.  If any nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.

No director, or associate of any director, is a party adverse to us or any of our subsidiaries in any material legal proceeding or has any material interest adverse to us or any of our subsidiaries in any such proceeding.

Information Regarding Nominees to the Board of Directors

The following table provides certain information as to each nominee to our board of directors as of the Record Date:

Name	Age	Positions with our Company
Andrea Goren	50	Director
Robert N. McFarland	72	Director
Kent A. Misemer	68	Director
Donald F. Neville	51	Director
Thomas B. Pickens III	60	Director

All directors are elected annually to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Andrea Goren has served as a member of our board of directors since December 2004.  Mr. Goren is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003.  In December 2010, Mr. Goren was appointed as Chief Financial Officer of iSign Solutions Inc. (OTCQB: ISGN).  Mr. Goren has also served as a director of iSign Solutions Inc. since August 5, 2010.  From January 2008 to January 2010, Mr. Goren served as a director of The Fairchild Corporation.  Mr. Goren is co-manager of the managing member of Phoenix, our largest stockholder.  Mr. Goren’s qualifications to serve on our board of directors include his experience and knowledge acquired in more than 15 years of private equity investing and his extensive experience working with management teams and boards of directors.

Robert N. McFarland has served as a member of our board of directors since August 2017.  Most recently, Mr. McFarland served as Assistant Secretary for Information and Technology in the Department of Veterans Affairs (VA) from 2004 through 2006.  Since leaving the VA, Mr. McFarland has been providing consulting services in his individual capacity.  Prior to joining the VA, Mr. McFarland served as Vice President of Governmental Relations with Dell Computer Corporation, and served in various other management positions with Dell beginning in 1996.  Mr. McFarland’s qualifications to serve on the Company’s Board of Directors include his extensive executive management experience with domestic and international enterprises and having served in the federal government.

Kent A. Misemer has served as a member of our board of directors since November 2011.  Mr. Misemer has been self-employed as a consultant and investor since 2009.  From 2003 through 2009, Mr. Misemer was the Chief Executive Officer and President of Liberty Propane, LLC, a portfolio company of Sterling Capital Partners, an independent retail propane company, which was sold in December 2009.  Previously, Mr. Misemer was the President and Chief Executive Officer of Propane Continental.  In addition to being a co-founder of Liberty Propane, Mr. Misemer was also involved in the creation of Propane Continental and Tri-Power Fuels, Inc.  Mr. Misemer formerly served as a director and member of the audit committee of Cornerstone Records Management, LLC, a private data storage and offsite data management company, until October 2013, when the company was sold.  Mr. Misemer formerly served as a director of Pro-Tech Industries, Inc. (OTCQB: PTCK), a regional leader in design/build services for the Fire Life Safety, alarm/detection, electrical and voice/data communications infrastructure segments through January 2012.  Mr. Misemer’s qualifications to serve on our board of directors include his over 30 years of executive management experience in the propane industry supply chain, as well as other industries.

Donald F. Neville has been a member of our board of directors since January 2017. Mr. Neville is currently the Chief Executive Officer and Chairman of the Board of Terra-HydroChem, Inc.  Mr. Neville served as a board member and chair of the audit committee for Stubb’s Legendary Bar-B-Q for over twenty years until that company was sold to McCormick’s in 2015.  Mr. Neville previously held executive positions at Field Asset Services, Inc., Reddwerks Corporation, Argyle Security, Inc. (OTCBB: ARGL), ClearCube Technology, Inc. and other technology companies.  Mr. Neville began his career as a CPA with Deloitte.  Mr. Neville’s qualifications to serve on our board of directors include his extensive executive and financial management experience and his experience as a member of multiple corporate boards.

Thomas B. Pickens III has served as a member of our board of directors since November 2016.  Mr. Pickens currently serves as Astrotech’s Chairman and Chief Executive Officer and has held that position from January 2007, Mr. Pickens also currently serves as the CEO of 1st Detect Corporation, CEO of Astrogenetix Corporation and CEO of Astral Images Inc.

From 1982 to 1984, Mr. Pickens was the founder and President of Beta Computer Systems, Inc.; from 1985 to 1995 founder and President of T.B. Pickens & Co.; from 1986 to 1988 founder and General Partner of Grace Pickens Acquisition Partners L.P.; from 1988 to 1989 founder and Managing Partner of Sumpter Partners.  From 1988 to 1994 Mr. Pickens was the CEO of Catalyst Energy Corporation and CEO of United Thermal Corporation (NYSE), President of Golden Bear Corporation, President of United Hydro, Inc., President of Slate Creek Corporation and President of Eury Dam Corporation. From 1995 to 2003 Mr. Pickens was the founder and CEO of U.S. Utilities, The Code Corporation, Great Southern Water Corp., South Carolina Water & Sewer, Inc. and the founder and Managing Partner of Pickens Capital Income Fund L.P.  From 2004 to 2006 he was the Co-Chairman of the Equity Committee during the bankruptcy of Mirant, Corp.  (NASDAQ: MIRKQ).

Mr. Pickens is currently the Chairman of the Board of Astrotech Corporation, 1st Detect Corporation, Astrogenetix Corporation and Astral Images, Inc. and is the Lead Independent Director of Xplore Technologies Corporation.  He has served as the Chairman of the Board of Astrotech Space Operations, Inc., Beta Computer Systems, Inc., Catalyst Energy Corporation, United Thermal (NYSE), Century Power Corporation, Vidilia Hydroelectric Corporation, U.S. Utilities, Great Southern Water Corp. and South Carolina Water & Sewer, Inc.  He has served as a member on the boards of Trenwick America Reinsurance Corporation, Spacehab Inc. (NASDAQ), Advocate MD, Optifab, Inc. (NASDAQ) and was the New York chapter Chairman of United Shareholders Association, a shareholders rights organization.

Information Regarding Our Executive Officers

The following table provides information regarding our executive officers as of the Record Date:

Name	Age	Positions with our Company
Mark Holleran	59	President and Chief Executive Officer
Tom Wilkinson	48	Chief Financial Officer and Corporate Secretary

Mark Holleran served as our President beginning in February 2006, and as our Chief Executive Officer beginning in April 1, 2017, and served in each capacity through October 31, 2017, when Mr. Holleran’s employment with us terminated.  Prior to being named as Chief Executive Officer on April 1, 2017, Mr. Holleran served as our Chief Operating Officer beginning in February 2006.  Mr. Holleran served as our Vice President of Sales from April 2003 to February 2006.

Tom Wilkinson has served as our Chief Financial Officer since November 2015, and served as our Interim Chief Financial Officer beginning in August 2015.   Mr. Wilkinson was named Acting Chief Executive Officer on October 31, 2017.  Prior to joining us as Chief Financial Officer, Mr. Wilkinson was Chief Financial Officer for Amherst Holdings, a financial services company, beginning in January 2014.  Prior to joining Amherst Holdings, Mr. Wilkinson was Managing Partner of PMB Helin Donovan through November 2013, after having been a founding partner of the firm in 2002.

There are no family relationships between any of our directors or executive officers.  None of our officers or directors has any arrangement or understanding with any other person pursuant to which such officer or director was selected to serve as officer or director.
Vote Required

The affirmative vote of a plurality of the votes cast by those holders present at the Annual Meeting in person or represented by proxy is required to elect the director nominees.  The enclosed proxy allows you to vote for the election of the nominees listed, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees.  Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

If you do not vote for a nominee, your vote will not count either for or against the nominee.  In addition, if your broker does not vote on any of the nominees, it will have no effect on the election.

Recommendation

Our board of directors recommends a vote “FOR” the election of each nominee listed above to the board of directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors, upon the recommendation of our audit committee, has selected GBH CPAs, PC, located in Houston, Texas, to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2018.  Our board of directors has determined that the selection of GBH CPAs, PC should be submitted to the stockholders for ratification.  GBH CPAs, PC has served as our independent registered public accounting firm since October 2, 2017.  Our previous auditor, PMB Helin Donovan, LLP served as our independent registered public accounting firm from December 7, 2007 until October 2, 2017.  Our audit committee authorized and approved the engagement of GBH CPAs, PC.  A representative of GBH CPAs, PC is expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.

Principal Accountant Fees and Services
Principal Accountant Fees Paid to PMB Helin Donovan, LLP
Fee Category	Fiscal Year 2017	% of Total	Fiscal Year 2016	% of Total
Audit Fees(1)	$189,500	100%	$261,745	100%
Audit‑Related Fees(2)	—		—
Tax Fees	—		—
All Other Fees	—		—
Total Fees	$189,500	100%	$261,745	100%

(1)
Audit Fees consist of amounts for professional services performed for the audit of our annual financial statements and review of quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements. PMB Helin Donovan were our prior auditors and performed the audits of our annual consolidated financial statements for both of the years ended March 31, 2017 and 2016 for fees of $189,500 and $261,745, respectively, including $98,995 paid in the year ended March 31, 2016 for the audit services related to our acquisition of certain assets of Motion Computing, Inc. and its subsidiaries, which we call the Motion Acquisition, in 2015 for attestation services.  We have not yet paid any fees to GBH CPAs.

(2)
We paid no other fees to PMB Helin Donovan for assurance and related services reasonably related to the performance of the audit or review of our consolidated financial statements or for tax fees during the two years ended March 31, 2017.

Pre-Approval Policy
Consistent with SEC and PCAOB requirements regarding auditor independence, our audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In recognition of this responsibility, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  During the year, if it becomes necessary to engage the independent registered public accounting firm for services, our audit committee requires specific pre-approval before engaging the independent registered public accounting firm.  In accordance with that policy, our audit committee may delegate to one of its members the approval of such services.  In such cases, the items approved will be reported to the audit committee at its next scheduled meeting following such pre-approval.  All of the audit and tax fees we paid to PMB Helin Donovan for fiscal years 2017 and 2016 were approved by our audit committee.
Vote Required

The affirmative vote of holders representing a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting, voting together as a single class, is required to ratify the appointment of GBH CPAs, PC as our independent registered public accounting firm for the fiscal year ending March 31, 2018.

Recommendation

Our board of directors recommends that stockholders vote “FOR” the ratification of the appointment of GBH CPAs, PC to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2018.

PROPOSAL 3
APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN
On July 28, 2009, our board of directors approved our 2009 Stock Incentive Plan, which we call the 2009 Stock Plan, subject to the approval of our stockholders.  On November 23, 2009, our stockholders approved and adopted the 2009 Stock Plan, with 62,750 shares of our common stock available for issuance under the plan.  Since then, our board of directors and stockholders have approved several increases in the number of shares of our common stock available for issuance under the plan, most recently on March 24, 2016, from 1,687,500 to 3,000,000.  Under the terms of the 2009 Stock Plan, the plan is scheduled to terminate on June 9, 2019.  Pursuant to Proposal 3, we are asking you to approve an amendment to the 2009 Stock Plan, which we refer to as the Stock Plan Amendment, to (a) increase the maximum number of shares of our common stock issuable under the 2009 Stock Plan from 3,000,000 to 4,000,000, and (b) extend the termination date of the plan from June 9, 2019 to June 9, 2024.  The 2009 Stock Plan provides for equity‑based awards in the form of incentive stock options and non-statutory options, restricted shares, stock appreciation rights and restricted stock units.  Awards under the 2009 Stock Plan are made to selected employees, directors and consultants to promote stock ownership among award recipients, to encourage their focus on strategic long-range corporate objectives, and to attract and retain exceptionally qualified personnel.
On October 4, 2017, our board of directors approved the Stock Plan Amendment, subject to stockholder approval.  The Stock Plan Amendment provides for an additional 1,000,000 shares of our common stock that may be issued pursuant to new awards under the 2009 Stock Plan, and an extension of the termination date of the plan to June 9, 2024.  On the date our board of directors approved the Stock Plan Amendment, there were 711,932 shares of our common stock available for future awards under the 2009 Stock Plan.  On that date, we had options to acquire 1,905,874 shares of our common stock outstanding, restricted stock units representing 156,000 of our common stock outstanding, and a total of 176,194 shares of our common stock that had been issued under the 2009 Stock Plan.  We believe that we need the additional shares of our common stock to be available for issuance pursuant to new awards under the 2009 Stock Plan to provide the appropriate incentives to our employees, non-employee directors and consultants, and thereby maximize stockholder value, in light of the fact that the outstanding options under the 2009 Stock Plan have exercise prices significantly above the current market value of our common stock, and the growth of our management team and employee pool as a result of the Motion Acquisition.  We believe that we will need additional shares of our common stock under the 2009 Stock Plan in order to retain our executives, employees and directors and to attract new personnel.  We also believe that we need to extend the termination date of the 2009 Stock Plan to give us additional time to develop replacement long term incentive plans for our executives, employees and directors.  There is no current board approved plan to issue the shares that would become available from the Stock Plan Amendment.
Our board of directors believes that the Stock Plan Amendment is in our best interests and recommends its approval by our stockholders.
Stock Plan Amendment
If the Stock Plan Amendment is approved at the Annual Meeting, the second sentence of Section 5(a) of the 2009 Stock Plan would be amended to read in its entirety as follows:
“The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 4,000,000 Shares.”
Additionally, Section 19 (a) of the 2009 Stock Plan would be amended to read in its entirety as follows:
“Term of the Plan. The Plan as set forth herein, shall terminate automatically on June 9, 2024 and may be terminated on any earlier date pursuant to Subsection (b) below.”
Description of 2009 Stock Plan
A general description of the principal terms of the 2009 Stock Plan is set forth below.  However, this summary does not purport to be a complete description of all of the provisions of the 2009 Stock Plan.  Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to our Corporate Secretary at 8601 RR 2222, Building 2, Suite 100, Austin, Texas 78730.

Administration
Our board of directors or its compensation committee, which we refer to as the Committee, has the authority to interpret and resolve any ambiguities in the terms of the 2009 Stock Plan, determine the persons to whom, and the times at which, awards will be granted, the type of awards to be granted and all other related terms and conditions of the awards, and to adopt such rules and regulations for administration of the 2009 Stock Plan as it determines are necessary or appropriate.  The terms and conditions of each award will be set forth in a written agreement with a participant.  Decisions, interpretations and other actions of our board of directors or the Committee are final and binding on all participants and all persons deriving their rights from a participant.
Number of Shares
If the Stock Plan Amendment is approved, a total of 4,000,000 shares of our common stock will be reserved for issuance pursuant to the 2009 Stock Plan.  The shares reserved for issuance under the 2009 Stock Plan will be proportionately adjusted upon the occurrence of certain events, such as a stock dividend, stock split, merger, consolidation or other event requiring adjustment, as set forth in the 2009 Stock Plan.
Eligibility; Award Limits
Employees, consultants and directors are eligible for the grant of awards. There are approximately 103 employees and directors currently eligible to participate in the 2009 Stock Plan.  Currently, no participant may receive awards under the 2009 Stock Plan in any calendar year that relates to more than 500,000 shares of our common stock, subject to any stock dividend, stock split or similar change effecting our common stock as a class.
Awards
Stock Options
The 2009 Stock Plan permits us to grant to participants options to purchase shares of our common stock at stated prices for specific periods of time. For purposes of determining the number of shares available under the 2009 Stock Plan, each stock option counts as the number of shares of our common stock subject to that stock option.  Certain stock options that are granted to employees under the 2009 Stock Plan may qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.  Incentive stock options are available only for employees.  Unless the 2009 Stock Plan is terminated earlier by our board of directors, if the Stock Plan Amendment is approved, stock options may be granted at any time on or before June 9, 2024, when the 2009 Stock Plan will terminate according to its terms.  Our board of directors or the Committee can award options for any amount of consideration, or no consideration, as our board of directors or the Committee determines.
Our board of directors or the Committee will establish the terms of individual stock option grants in stock option agreements. These documents may contain terms, conditions and restrictions that our board of directors or the Committee determines to be appropriate and may include vesting requirements to encourage long-term ownership of shares.
The exercise price of a stock option is determined by our board of directors or the Committee, but must be at least 100% of the fair market value of our common stock on the date of grant for incentive stock options.  When exercising all or a portion of a stock option, a participant may pay the exercise price with cash or, to the extent the stock option agreement provides, by surrender of shares of common stock owned by the participant, through a broker‑assisted cashless exercise transaction, delivery of a full-recourse promissory note, a pledge of shares of our common stock or other consideration substantially equal to cash, or, at the discretion of our board of directors or the Committee, through the rendering of services to us prior to the award.
Although the term of each stock option will be determined by our board of directors or the Committee, no stock option is exercisable under the 2009 Stock Plan after ten years from the date it was granted.  A stock option agreement may provide for accelerated exercisability in the event of the optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee’s service to us.  Our board of directors or the Committee may impose other restrictions on shares of common stock acquired through a stock option exercise.  Our board of directors or the Committee may determine at the time of the grant or thereafter, that all or part of the stock options shall become exercisable upon a change of control (as defined in the 2009 Stock Plan).

Restricted Shares
The 2009 Stock Plan permits our board of directors or the Committee to award restricted shares, subject to the terms and conditions set by our board of directors or the Committee that are consistent with the 2009 Stock Plan.  Restricted shares are shares of our common stock the retention, vesting and/or transferability of which is subject, for specified periods of time, to such terms and conditions as our board of directors or the Committee deems appropriate.  Our board of directors or the Committee could award restricted shares for any amount of consideration, or no consideration, as our board of directors or the Committee determines.
Each award of restricted shares may or may not be subject to vesting.  Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the restricted share agreement.  A restricted share agreement may provide for accelerated vesting in the event of the participant’s death, disability or retirement or other events.  The Committee or our board of directors may determine, at the time of granting restricted shares or thereafter, that all or part of such restricted shares will become vested upon a change of control. Except as may be set forth in a restricted share agreement, vesting of the restricted shares will cease on the termination of the participant’s service with us.
Restricted shares may be sold or awarded under the 2009 Stock Plan for such consideration as the Committee or our board of directors may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.  The holders of restricted shares awarded under the 2009 Stock Plan will have the same voting, dividend and other rights as our other stockholders.  A restricted share agreement, however, may require that the holders of restricted shares invest any cash dividends received in additional restricted shares.
Stock Appreciation Rights
The 2009 Stock Plan also permits our board of directors or the Committee to grant stock appreciation rights.  A stock appreciation right permits the holder to receive the amount that the fair market value of the shares of our common stock subject to the stock appreciation right on the exercise date of the stock appreciation right exceeds the exercise price set by our board of directors or the Committee on the date of grant.  Under the 2009 Stock Plan, the exercise price of stock appreciation rights must be equal to or greater than the fair market value of the underlying shares of our common stock on the date the stock appreciation rights are granted.  Stock appreciation rights are exercisable on dates determined by our board of directors or the Committee at the time of grant.  Our board of directors or the Committee may award stock appreciation rights for any amount of consideration, or no consideration, as our board of directors or the Committee determines.
Each stock appreciation right agreement will specify the date when all or any installment of the stock appreciation right is to become exercisable.  The stock appreciation right agreement will also specify the term of the stock appreciation right.  A stock appreciation right agreement may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or other events.  Except as may be set forth in a stock appreciation right agreement, vesting of the stock appreciation right will cease on the termination of the participant’s service with us.  Stock appreciation rights may be awarded in combination with options, and such an award may provide that the stock appreciation rights will not be exercisable unless the related options are forfeited.  A stock appreciation right may be included in an incentive stock option only at the time of grant, but may be included in a non-statutory option at the time of grant or thereafter.  A stock appreciation right granted under the 2009 Stock Plan may provide that it will be fully exercisable upon a change of control or exercisable only in the event of a change of control.
Upon exercise of a stock appreciation right, the holder will receive shares of our common stock, cash or a combination of common stock and cash, as the Committee or our board of directors determines.  The amount of cash and/or the fair market value of shares of common stock received upon exercise of stock appreciation rights will, in the aggregate, be equal to the amount by which the fair market value (on the date of surrender) of the shares of our common stock subject to the stock appreciation rights exceeds the exercise price.
Restricted Stock Units
The 2009 Stock Plan permits our board of directors or the Committee to award restricted stock units, subject to the terms and conditions set by our board of directors or the Committee that are consistent with the 2009 Stock Plan.  Restricted stock units are bookkeeping entries representing our obligation to deliver shares of our common stock (or cash) on a future date, subject to such terms as our board of directors or the Committee deems appropriate.  Each grant of restricted stock units under the 2009 Stock Plan will be evidenced by a restricted stock unit agreement between us and the recipient.  Such restricted stock units are subject to all applicable terms of the 2009 Stock Plan and may be subject to any other terms that are not inconsistent with the 2009 Stock Plan.  The provisions of the various restricted stock unit agreements entered into under the 2009 Stock Plan need not be identical.  Restricted stock units may be granted in consideration of a reduction in the recipient’s other compensation.

Each award of restricted stock units may or may not be subject to vesting.  Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the restricted stock unit agreement.  A restricted stock unit agreement may provide for accelerated vesting in the event of the participant’s death, disability or retirement or other events.  The Committee or our board of directors may determine, at the time of granting restricted stock units or thereafter, that all or part of such restricted stock units will become vested in the event that a change of control occurs.
Settlement of vested restricted stock units may be made in the form of cash, shares of our common stock or any combination of both, as determined by the Committee or our board of directors.  The holders of restricted stock units will have no voting rights.  Any restricted stock units that become payable after the recipient’s death will be distributed to the recipient’s beneficiary or beneficiaries.
Transferability of Awards
Without approval by our board of directors or the Committee, awards granted under the 2009 Stock Plan generally cannot be transferred, except by will or by the laws of descent and distribution, incident to divorce, or pursuant to a domestic relations order, unless transfer is permitted by the terms of the applicable agreement evidencing the award.
Amendment and Termination
Our board of directors may alter, amend, suspend or terminate the 2009 Stock Plan at any time and from time to time.  An amendment to the 2009 Stock plan will be subject to the approval of our stockholders only to the extent required by applicable laws, regulations or rules.
Unless sooner terminated by our board of directors, or extended pursuant to the Stock Plan Amendment, as presented, the 2009 Stock Plan will terminate on June 9, 2019.  No awards will be granted under the 2009 Stock Plan following such termination.  The termination of the 2009 Stock Plan will not affect awards previously granted under the 2009 Stock Plan.
Effect of Certain Corporate Events
Should any change be made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or similar change that materially affects the fair market value of the outstanding shares of our common stock as a class, our board of directors or the Committee will make appropriate adjustments to the limitation on the number of shares available for grant under the 2009 Stock Plan, the number of shares available for grant to individual participants, the number of shares covered by all outstanding awards and the price per share in effect under each outstanding option or stock appreciation right.
In the event of certain business combinations, including the sale or lease of all or substantially all of our assets, or a merger or consolidation involving us in which all or substantially all of the beneficial owners of our capital stock prior to such business combination own 50% or less of the outstanding shares of common stock after the business combination or a similar transaction, each of which we refer to as a “corporate transaction”, and subject to any vesting acceleration provisions in an award agreement, outstanding awards will be treated in the manner provided in the agreement relating to the corporate transaction (including as the same may be amended).  The corporate transaction agreement will not be required to treat all awards or individual types of awards similarly in the corporate transaction; provided, however, that the corporate transaction agreement will provide for one of the following with respect to all outstanding awards (as applicable):
•	the continuation of the outstanding award by us, if we are a surviving company;
•	the assumption of the outstanding award by the surviving company or its parent or subsidiary;
•	the substitution by the surviving company or its parent or subsidiary of its own award for the outstanding award;
•	full exercisability or vesting and accelerated expiration of the outstanding award, followed by the cancellation of such award;
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the cancellation of an outstanding option or stock appreciation right and a payment to the optionee equal to the excess of (x) the fair market value of the shares subject to such option or stock appreciation right (whether or not such option or stock appreciation right is then exercisable or such shares are then vested) as of the closing date of such corporate transaction over (y) its aggregate exercise price; or

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the cancellation of an outstanding restricted stock unit and a payment to the participant equal to the fair market value of the shares subject to such restricted stock unit (whether or not such restricted stock unit is then vested) as of the closing date of such corporate transaction.

Federal Income Tax Considerations
The following summary of the effect of U.S. federal income taxation upon the participants and us with respect to the shares purchased under the 2009 Stock Plan does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.
A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option.  At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and we will then be entitled to a corresponding deduction.
A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her options or a portion thereof.  Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option.  The participant will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock.  If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the gain will be capital gain and we will not get a corresponding deduction.  If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of the exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction.  If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.
A participant generally will not recognize income upon the grant of a stock appreciation right or a restricted stock unit.  At the time a participant receives payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received, and we will then be entitled to a corresponding deduction.
A participant will not be taxed upon the grant of restricted shares if such award is not transferable by the participant and is subject to a “substantial risk of forfeiture,” as defined in the Code.  However, when the shares of our common stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and we will then be entitled to a corresponding deduction.  A participant may elect to be taxed on the grant of restricted shares by making an election under Section 83(b) of the Code.  If the participant makes such an election, the participant will recognize ordinary income and we will receive a corresponding tax deduction, based on the fair market value of the shares at the time of the grant less any amount paid for the shares.
Vote Required
The affirmative vote of the holders of a majority of the shares of our common stock present at the meeting and entitled to vote, voting together as a single class, whether in person or by proxy, is required to approve the Stock Plan Amendment.
Recommendation
Our Board of Directors recommends that stockholders vote “FOR” the approval of the Stock Plan Amendment.
CORPORATE GOVERNANCE
Director Independence

Our board of directors has determined that each of Thomas B. Pickens III, Donald F. Neville, Kent A. Misemer and Robert N. McFarland are “independent directors,” as defined under current NASDAQ Stock Market Rules.

Board Meetings and Attendance

Our board of directors met five times and took action by unanimous written consent nine times during our fiscal year 2017.  During fiscal year 2017, each director attended at least 75% of the aggregate number of board meetings and meetings held by all committees on which he then served.  We do not have a policy with regard to board members’ attendance at our annual meetings.  Philip S. Sassower, our Chairman of the Board, attended our last annual meeting of stockholders.

Board Committees

Our board has three standing committees—audit, compensation and nomination and corporate governance.

Audit Committee

The purposes of our audit committee are:

•	oversee our accounting and financial reporting processes and audits of our financial statements;

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assist our board of directors in fulfilling its oversight responsibilities regarding the (i) integrity of our financial statements, (ii) our compliance with legal a regulatory requirements, and qualifications, independence and performance of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us;

•	annually, prepare an audit committee report and publish the report in our proxy statements for our annual meetings of stockholders, in accordance with applicable rules and regulations; and

•	perform such other functions as our board of directors may assign to our audit committee from time to time.

Our audit committee is delegated all authority of our board of directors as may be required to fulfill the purposes of our audit committee.  Our audit committee has the authority to, among other things:

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conduct or authorize investigations into any matter, including complaints relating to accounting, internal accounting controls or auditing matters, including the authority to request any of our officers, employees or advisors to meet with our audit committee or any advisors engaged by the committee;

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retain and determine funding for legal counsel, accounting experts and other advisors, including the sole authority to appoint or replace our independent registered public accounting firm, as it deems necessary or appropriate to fulfill its responsibilities; and

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delegate to the chairman of the committee, any one of its members or any subcommittee it may form, the responsibility and authority for any particular matters, as it deems appropriate from time to time under the circumstances.

The responsibilities of our audit committee are limited to oversight.  The responsibilities of our audit committee include:

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interaction with our registered public accounting firm, including appointment and oversight, pre-approval of services, review the independence and quality control procedures of the firm and the experience and qualifications of the firm’s senior personnel providing audit services to us;

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matters relating to our annual financial statements and annual audit, including meeting with our management and our registered public accounting firm, having separate meetings with our registered public accounting firm, and determining whether to recommend to our board of directors that our audited financial statements be included in our annual report on Form 10-K for the applicable fiscal year;

•	meeting with our management and our registered public accounting firm to review and discuss our quarterly financial statements, including the content of our earnings releases;

•	reviewing with our management and our registered public accounting firm our earnings press releases, as well as financial information and earning guidance provided to analysts and rating agencies;

•	reviewing, approving or ratifying any related party transactions;

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discussing with our management and our registered public accounting firm any correspondence from or with regulators or governmental agencies, and employee complaints or any published reports that raise material issues regarding our financial statements, financial reporting process or accounting policies;

•	meeting separately with our management on a periodic basis to discuss matters related to our internal control over financial reporting; and

•	preparing for inclusion in our proxy statement for our annual meeting of stockholders the audit committee report required by SEC rules, which is included below in this proxy statement.

Our audit committee must consist of not less than three members of our board of directors, each of whom must be independent, as defined by the rules of the Securities Exchange Commission and The NASDAQ Stock Market, or NASDAQ.  The current members of our audit committee are, Donald F. Neville, Robert N. McFarland and Kent A. Misemer.  Mr. Neville acts as chair of our audit committee.  Prior to December 2016, when he retired from our board of directors, Thomas Leonardis was a member of our audit committee.  Prior to August 2017, when he retired from our board of directors, Brian Usher-Jones was a member of our audit committee, and he served as the chair of that committee until February 2017.  Mr. Neville, Mr. McFarland and Mr. Misemer are independent, as defined by the rules of the Securities Exchange Commission and under the current listing standards of NASDAQ.  Our board of directors has determined that Donald F. Neville meets the criteria of an “audit committee financial expert” as that term is defined in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.  Mr. Neville’s background and experience include his former qualification as a certified public accountant and his extensive financial management experience, including as the Chief Financial Officer for Field Asset Services, Inc., Reddwerks Corporation, Argyle Security, Inc. and ClearCube Technology, Inc.  Our audit committee met five times during our 2017 fiscal year.  The audit committee’s current charter is posted on our web site at http://www.xploretech.com.

Compensation Committee

The purposes of our compensation committee are:

•	review, evaluate and approve our agreements, plans, policies and programs to compensate our executive officers and directors;

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review and discuss with our management the “Compensation Discussion and Analysis” to in included in our proxy statements for our annual meetings of stockholders, in accordance with applicable rules and regulations;

•	produce the compensation committee report for inclusion in our proxy statements for our annual meetings of stockholders, in accordance with applicable rules and regulations;

•	otherwise discharge our board of directors’ responsibilities relating to compensation of our executive officers and directors; and

•	administer or oversee the administration of our incentive-compensation and equity-based plans.

Our compensation committee is delegated all authority of our board of directors as may be required to fulfill the purposes of our compensation committee.  Our compensation committee has the authority to, among other things:

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conduct or authorize investigations into any matter within the scope of the responsibilities delegated to the committee, including the authority to request any of our officers, employees or advisors to meet with the committee or any advisors engaged by the committee;

•	retain and determine funding for legal counsel, compensation consultants and other advisors, as it deems necessary or appropriate to fulfill its responsibilities; and

•
delegate to its chairman, any one of its members or any subcommittee it may form, the responsibility and authority for any particular matters, as it deems appropriate from time to time under the circumstances, including delegation for the approval of award grants and other transactions and responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the committee or our board of directors who are “non-employee directors” for purposes of Rule 16b-3 and/or “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our compensation committee’s responsibilities include, among others:

•	exercising oversight of all matters of executive compensation policy;

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each year reviewing, modifying (if necessary) and approving our peer companies, if any, data sources for purposes of evaluating our compensation competitiveness, corporate goals and objective relevant to compensation of our Chief Executive Officer and other executive officers and our executive compensation program, evaluating the performance of our Chief Executive Officer and President, and, in consultation with our Chief Executive Officer and President, our other executive officers, and setting the compensation of our Chief Executive Officer and President, and in consultation with our Chief Executive Officer and President, our other executive officers, considering our performance and relative stockholder return, the value of similar compensation to chief executive officers at comparable companies and awards historically given to our Chief Executive and President and other executive officers;

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reviewing and discussing with our management the compensation discussion and analysis to be included in our proxy statements for our annual meetings of stockholders, and determining whether to recommend to our board of directors that such discussion and analysis be included in such proxy statements, in accordance with applicable rules and regulations;

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each year, preparing a compensation committee report as required by Regulation S-K and publishing such report in our proxy statements for our annual meetings of stockholders, in accordance with applicable rules and regulations;

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reviewing and recommending to our board of directors how frequently we should permit “say-on-pay” votes by our stockholders, taking into account the historical results of votes on the frequency of such votes;

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following each “say-on-pay” vote by our stockholders, reviewing the results of the advisory vote and considering whether to make adjustments to our executive compensation policies and practices, and oversee our engagement with stockholders and proxy advisory firms on executive compensation matters;

•	each year, reviewing and making recommendations to our board of directors regarding our incentive-compensation and equity-based plans that are subject to approval by our board of directors;

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administering our incentive-compensation and equity-based plans, including designation of our employees to whom awards are to be grants, the amount of such awards and the terms and conditions of such awards;

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ensuring that our stockholders are given the opportunity to vote on equity-compensation plans, as may be required by law, our certificate of incorporation or bylaws and the listing standards of NASDAQ;

•	reviewing director compensation and recommending any changes to our board of directors regarding the form and amount of such compensation;

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reviewing and approving, or reviewing and making recommendations to our board of directors for its approval, any transaction in our equity securities, or derivatives thereof, between us and any officer or director who is subject to the voting and short-swing liabilities of Section 16 of the Exchange Act;

•	reviewing, as it deems necessary, appropriate matters related to our compliance with applicable laws affecting employee and director compensation; and

•	being directly responsible for the appointment, compensation and oversight of any compensation advisor; and

•	evaluating our compensation policies and practices for all of our employees to ensure they do not pose risks that are reasonably likely to have a material adverse effect on us.

In carrying out its responsibilities, our compensation committee regularly consults with our executive officers.

Our compensation committee must consist of not less than three members of our board of directors, each of whom must be independent, as defined by the rules of the Securities Exchange Commission and NASDAQ.  The current members of our compensation committee are Thomas B. Pickens III, Kent A. Misemer and Donald F. Neville.  Mr. Misemer acts as the chair of our compensation committee.  Prior to December 2016 this committee was chaired by Thomas Leonardis, who resigned from our board of directors in December 2016.  Prior to August 2017, when he retired from our board of directors, Brian Usher-Jones was a member of our compensation committee.  Mr. Pickens, Mr. Misemer and Mr. Neville are independent, as defined by the rules of the Securities Exchange Commission and under the current listing standards of NASDAQ.  Our compensation committee met two times as a committee during our 2017 fiscal year.  Additionally, compensation matters were discussed at meetings of the full board of directors, and the full board of directors, with the members of the compensation committee participating, took action regarding compensation matters, including by unanimous written consent.  The compensation committee’s current charter is posted on our web site at http://www.xploretech.com.

Nomination and Corporate Governance Committee

The purposes of our nomination and corporate governance committee are:

•	advise our board of directors and make recommendations regarding appropriate corporate governance practices and assist our board of directors in implementing such practices;

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assist our board of directors by identifying individuals qualified to become members of our board of directors, consisting with the criteria approved by our board of directors, and recommending director nominees for election of our board of directors at the annual meetings of our stockholders or for appointment to fill vacancies on our board of directors;

•	advise our board of directors about the appropriate composition of our board of directors and its committees;

•	lead our board of directors in the annual performance of our board of directors and its committees; and

•	perform such other functions as our board of directors may assign to it from time to time.

Our nomination and corporate governance committee is delegated all authority of our board of directors as may be required to fulfill the purposes of our compensation committee.  Our compensation committee has the authority to, among other things:

•
conduct or authorize investigations into any matter within the scope of the responsibilities delegated to the committee, including the authority to request any of our officers, employees or advisors to meet with the committee or any advisors engaged by the committee;

•	retain and determine funding for legal counsel, compensation consultants and other advisors, as it deems necessary or appropriate to fulfill its responsibilities; and

•
delegate to its chairman, any one of its members or any subcommittee it may form, the responsibility and authority for any particular matters, as it deems appropriate from time to time under the circumstances, including delegation for the approval of award grants and other transactions and responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the committee or our board of directors who are “non-employee directors” for purposes of Rule 16b-3 and/or “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our corporate nomination and corporate governance committee’s responsibilities include, among others:

•	considering corporate governance issues that arise from time to time and developing appropriate recommendations for our board of directors;

•	reviewing and reassessing, annually, the adequacy of any corporate governance guidelines approved by our board of directors and recommend any proposed changes to our board of directors for approval;

•	reviewing management’s monitoring of our compliance programs and code of ethics, including a report of violations and waivers of the code of ethics;

•	periodically assessing the need for adoption of stock ownership guidelines and recommending such adoption, if any, to our board of directors;

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identifying individuals qualified to become members of our board of directors, consistent with the criteria approved by our board of directors, and recommending to our board of directors, the nominees to stand for election as directors at the annual meeting of stockholders and the persons to be appointed by our board of directors to fill any vacancies on our board of directors;

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prior to recommending to our board of directors that an existing director be nominated for election as a director at the annual meeting of stockholders, considering and reviewing such director’s past board service and committee attendance and performance, length of service on our board of directors, personal and professional integrity, relevant experience, skills, qualifications and contributions, and independence under applicable standards;

•	reviewing, annually, the criteria for nomination of director candidates and approving any appropriate changes to the criteria;

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identifying qualified director nominees to be recommended to our board of directors in the event of vacancies, soliciting recommendations from existing directors and our senior management, considering those recommendations and any received from our stockholders that comply with the procedures outlined in our most recent proxy statement for our annual meeting of stockholders, and, in its discretion, retaining a search firm to provide additional candidates;

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reviewing the relationships between us and each director and reporting the results of its review to our board of directors for determination of whether directors satisfy the applicable independence standards;

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determining whether or not each director serving on a committee of our board of directors is independent, disinterested, a non-employee director or an outside director under the applicable standards applicable to the committee on which such director serves and report the results of its review to our board of directors;

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reviewing, annually, the advisability or need for any changes in the number or composition of our board of directors and the advisability or need for any changes in the committee structure of our board of directors, and recommending to our board of directors the composition of each board committee and the individual director to serve as chair of each committee, endeavoring to cause one member of our audit committee to satisfy the definition of an audit committee financial expert;

•	requesting from the chair of each committee a report to the full board of directors about the committee’s annual evaluation of its performance and its charter following the end of each fiscal year;

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receiving comments from all directors and reporting to the full board of directors with an assessment of the performance of our board of directors, its committees and management following the end of each fiscal year;

•	reviewing our board of directors policy regarding the structure of the offices of the Chairman of the Board and Chief Executive Officer; and

•	reviewing and recommending to our board of directors proposed changes to our certificate of incorporation and bylaws.

Our nomination and corporate governance committee must consist of not less than three members of our board of directors, each of whom must be independent, as defined by the rules of the Securities Exchange Commission and NASDAQ.  The current members of our nomination and corporate governance committee are Thomas B. Pickens III, Robert N. McFarland and Donald F. Neville.  Mr. Pickens acts as the chair of our nomination and corporate governance committee.  During our 2017 fiscal year, and until his retirement in August 2017, Brian Usher-Jones served on, and acted as the chair of our nomination and corporate governance committee.  Mr. Pickens, Mr. Neville and Mr. McFarland are independent, as defined by the rules of the Securities Exchange Commission and under the current listing standards of NASDAQ.  Our corporate governance committee met three times during our 2017 fiscal year; additionally, corporate governance matters were discussed at meetings of the full board of directors.  The nomination and corporate governance committee’s current charter is posted on our web site at http://www.xploretech.com.

Director Nomination Process

The process followed by our nomination and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board of directors.

The nomination and corporate governance committee does not set specific, minimum qualifications that nominees must meet in order for the committee to recommend them to our board of directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of our board of directors.  Although the nomination and corporate governance committee will consider diversity, including diversity of experience, education, geographic location and point of view, in identifying candidates for director, the committee has not adopted a diversity policy for board composition.

While the nomination and corporate governance committee has no formal policy with respect to the consideration of nominees recommended by stockholders, the committee will consider qualified nominees recommended by stockholders.

Audit Committee Report

The audit committee reviewed our audited financial statements for the fiscal year ended March 31, 2017 and discussed them with our management and registered public accounting firm.

The audit committee has also discussed with our registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The audit committee has received the written disclosures and the letter from our registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with our registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2017.

By the Audit Committee of the Board of Directors

DONALD F. NEVILLE, CHAIRMAN
KENT A. MISEMER
ROBERT N. MCFARLAND

Leadership Structure of Our Board of Directors

During our fiscal year 2017, Philip Sassower served as our Chairman of the Board and Chief Executive Officer.  Our board of directors believes that, while the interests of all of our stockholders have been well served through a leadership model with the same person holding the positions of Chief Executive Officer and Chairman of the Board, the interests of our stockholders would be better served with the division of the responsibilities of these two roles.  Effective April 1, 2017, our board of directors appointed Mr. Holleran to serve as Chief Executive Officer.  On October 18, 2017, Mr. Sassower resigned from his position as Chairman of the Board and as a director.  At that time, Thomas B. Pickens III, who the board had previously named as lead independent director, assumed the duties of Chairman of the Board pending the election of a new board of directors at the Annual Meeting.

On October 4, 2017, our board of directors appointed Thomas B. Pickens III as lead independent director, to serve until the adjournment of the Annual Meeting.  To the extent permitted by our certificate of incorporation and by-laws, the lead independent director was given the following authority and power in substitution for and in lieu of any of our officers, to the extent any such power and authority overlaps with that of such officer:
to act as a liaison between management and our board of directors;
to provide independent advice and counsel to our Chief Executive Officer;
to keep abreast generally of our activities and management;
to ensure that the members of our board of directors are properly informed and that sufficient information is provided to enable them to form appropriate judgments;
in concert with our Chief Executive Officer, to develop and set the agendas for meetings of our board of directors;

to recommend an annual schedule of the date, time and location of meeting of our board of directors and its committees;
to review and sign minutes of meetings of our board of directors;
in concert with our Chief Executive Officer, to determine the date, time and location of the annual meeting of stockholders and to develop the agenda for that meeting; and
to ensure that regularly, upon completion of the ordinary business of a meeting of our board of directors, the directors hold discussions without management present.

Prior to the appointment of Mr. Pickens, our board of directors had not previously designated a lead independent director because it concluded that it was unnecessary in light of the independence of many members of our board of directors.  As indicated above, all of our directors other than Mr. Goren are independent, and all of our directors serving on our audit committee, our compensation committee and our nomination and corporate governance committee are independent.  Each independent director may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full board of directors or an appropriate committee of our board of directors.  Accordingly, the oversight of critical matters, such as the integrity of our financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of our board of directors and key committees was largely entrusted to independent directors.

Role of Our Board of Directors in Risk Oversight

Our entire board of directors and each of its standing committees are involved in overseeing risk associated with us and our business.  Our board of directors monitors our governance by review with management and outside advisors, as considered necessary.  Our board of directors has delegated certain risk management responsibilities to its committees.  Our board of directors and the audit committee monitor our liquidity risk, regulatory risk, operational risk and enterprise risk by reviews with management and independent accountants and other advisors, as considered necessary.  In its periodic meetings with the independent accountants, the audit committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs.  Our board of directors and the nomination and corporate governance committee monitor our succession risk by regular review with management and consultation with outside advisors as considered necessary.  As part of its responsibilities, the compensation committee reviews, with outside advisors as considered necessary, the impact of our executive compensation program and the associated incentives to determine whether they present a significant risk to us.

Because all of our directors other than Mr. Goren are independent, all of our directors serving on the audit, compensation and nomination and corporate governance committees are independent, and in light of the recent creation of the position of lead independent director, our board of directors believes that its independent directors have been actively involved in overseeing risk associated with us and our business.  Our board of directors believes that its independent directors will continue to be actively involved in overseeing risk associated with us and our business.

Stockholder Communications

Our board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate.  Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know.

Stockholders who wish to send communications on any topic to our board of directors should address such communications to Board of Directors, Xplore Technologies Corp., Attn: Corporate Secretary, 8601 RR 2222, Building 2, Suite 100, Austin, TX 78730.

COMPENSATION DISCUSSION AND ANALYSIS

Elements of Our Compensation Program

The compensation of our executives is designed to attract, as needed, individuals with the skills necessary for us to achieve our objectives, retain individuals who perform at or above our expectations and reward individuals fairly over time.  Our executives’ compensation has three primary components: base salary; an annual cash incentive bonus; and equity-based compensation.  In addition, we provide our executives with benefits that are generally available to our other salaried employees.  For a portion of 2017, our then Chief Executive Officer, Philip Sassower, did not receive direct compensation for his services as an executive officer, but was compensated for his services through payments we made to SG Phoenix LLC, which is controlled by Mr. Sassower and Andrea Goren, a member of our board of directors.

As a relatively small company, we recognize that while we must pay salaries that help us to attract and retain talented executives who will help us grow; we must do so within budgetary constraints.  We reward outstanding performance with cash bonuses that in large part are based on financial measures, such as revenue and EBITDA targets, and the achievement of strategic goals and corporate milestones.  In addition, we reward our executives with equity-based compensation, as we believe equity compensation provides an incentive to our executive officers to build value for us over the long-term and aligns the interests of our executive officers with those of our stockholders.  We use stock options or restricted stock units as our equity-based compensation because we believe that the increase in value of these instruments is closely aligned with the increase in value to our shareholders.  Other than in the event of a change of control, the stock options and restricted stock units granted to our executives generally vest solely based on the passage of time.  We believe these elements support our underlying philosophy of attracting and retaining talented executives while remaining within our budgetary constraints and also creating cash incentives that reward company-wide and individual performance and aligning the interests of our executive officers with those of our stockholders by providing our executive officers equity-based incentives to ensure motivation over the long-term.

The individual elements of our compensation program are as follows:

Base Compensation.  It is our policy that the base salaries paid to our executive officers should reflect the individual responsibility and experience of the executive officer and the contribution that is expected from the executive officer.  Base salaries are reviewed by the compensation committee on an annual basis to satisfy these criteria.

Cash Incentive Bonuses.  Our executive officers are eligible for annual incentive bonuses if they meet key financial and operational objectives.  The payment of cash incentive bonuses to executive officers is within the discretion of our compensation committee and is based on our compensation committee’s assessment of our performance and the performance of each executive officer, measured in large part against financial objectives, strategic goals and corporate milestones.  These financial, strategic and corporate objectives include revenue and EBITDA targets, product development objectives and corporate milestones.  Our compensation committee may in its discretion award a cash incentive bonus to an executive officer for partial achievement of such executive officer’s objectives.  The total amount of the cash incentive bonus available to an executive officer is either based upon a percentage of such executive officer’s base salary or a fixed dollar amount.  Bonuses are reviewed by our compensation committee on an annual basis.  Furthermore, in recognition of an executive officer’s exceptional performance our board of directors may award a performance bonus in excess of that executive officer’s maximum cash incentive bonus.

Each of our named executive officers participates in his own individual Management by Objectives plan, which we refer to as an MBO plan, as discussed in footnotes 4 and 5 in the summary compensation table for fiscal years 2017 and 2016 below.

Equity-Based Compensation.  We use stock options and restricted stock units to reward long-term performance and to ensure that our executive officers have a continuing stake in our long-term success.  Authority to make stock option and restricted stock unit grants to our executive officers rests with our board of directors.  In determining the size of grants, our board of directors considers our actual performance against our strategic plan, individual performance, the extent to which shares subject to previously granted instruments are vested and the recommendations of our Chief Executive Officer, other members of senior management and our compensation committee.

We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates.  We grant stock options and restricted stock units at regularly scheduled meetings of our board of directors or at special meetings.  All stock options granted have an exercise price equal to or greater than the closing price of our common stock on the date that the grant action occurs.

With respect to establishing compensation for our executive officers, we do not have any formal policies in determining how specific forms of compensation are structured or implemented to reflect the individual performances and/or individual contributions to the specific items of our performance.  In addition, we have no policies regarding the adjustment or recovery of awards or payments if the relevant performance measures upon which such award or payment was based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

With respect to newly hired employees, our practice is typically to make grants at the first meeting of our board of directors following such employee’s hire date.  We do not have any program, plan or practice to time stock options grants with the release of material information.  We do not time, nor do we plan to time, the release of material information for the purposes of affecting the value of executive compensation.

Transaction Bonus Plan. Our named executive officers, along with other employees, are eligible to participate in our Transaction Bonus Plan, which is designed to incent and reward our senior management employees upon the sale of our company.  Under the plan, an amount equal to 5% of the net proceeds from a sale transaction, up to approximately $69 million currently, with such amount subject to increase on a dollar-for-dollar basis by the amount of gross proceeds received by us in connection with any future issuance of our equity securities, or securities convertible into our equity securities, in any financing transaction, and 10% of the remaining net proceeds from a sale, in each case after deducting the transaction expenses, will be available for payment to participants under the plan.  Our board of directors approved the plan to adjust the amount of consideration that the participants in the plan are eligible to receive in connection with (i) the sale of all or substantially all of our outstanding equity securities to an unrelated third party or parties or (ii) the sale of all or substantially all of our assets, including assets of our subsidiaries, to an unrelated third party or parties, each of which the plan defines as a “Transaction.”  As of March 31, 2017, the bonus pool under the plan was allocated as follows:  50% of the pool to Mark Holleran, our President and Chief Executive Officer through October 31, 2017, and 5% of the pool to a non-executive officer, with the balance unallocated.  On June 21, 2017, an additional 10% of the bonus pool was allocated to Tom Wilkinson, our Chief Financial Officer.  On October 31, 2017, Mr. Hollern ceased participation in our Transaction Bonus Plan when his employment with us ended.

We have chosen to provide these benefits to our executives because we believe we must remain competitive in the marketplace.  These severance and acceleration provisions and estimates of these change of control and severance benefits are described in the section entitled “Estimated Payments and Benefits upon Termination or Change in Control” below

SG Phoenix Agreement.  In August 2016, our board of directors approved the payment of $300,000 in annual cash fees, retroactive to April 1, 2016, payable monthly in the amount of $25,000, to SG Phoenix LLC, an entity controlled by Philip Sassower (then our Chief Executive Officer and Chairman of the Board) and Andrea Goren (a director), for services rendered.  Additionally, our board of directors approved a $90,000 discretionary bonus to be paid to SG Phoenix LLC for services rendered by Mr. Sassower in connection with achieving certain revenue, cash flow, leadership, communication and profitability objectives.

In April 2017, the contract with SG Phoenix LLC expired on its own terms. While conducting a review of our executive compensation, our board of directors extended payments under this agreement on a month-to-month basis at the rate of $300,000 per year ($25,000 per month).  In July 2017, our board of directors completed such review.  Based on its findings and effective August 1, 2017, our board of directors, upon the recommendation of its compensation committee with support from an international consulting firm, approved direct compensation to Mr. Sassower of $92,000 per year, to be payable monthly in the amount of $7,667, and termination of the month-to-month payments to SG Phoenix LLC as of August 1, 2017.  In connection with his resignation as Chairman of the Board on October 18, 2017, Mr. Sassower received a severance payment of $250,000, payable in 12 equal monthly installments, and the monthly payments terminated.

Employment Agreements

Mark Holleran

On June 30, 2006, we entered into an employment agreement with Mark Holleran, our former President and Chief Executive Officer.  The agreement was for a period of two years, and was automatically renewable for additional one year periods unless either party gave written notice that it or he does not wish to extend the term, in which case the agreement would have terminated on June 30 of the next year.  The agreement automatically renewed in June 2017 for an additional year.  In consideration for his services, during the term of his employment agreement Mr. Holleran was entitled to receive a base salary of $325,000 per year, subject to any increase as may be approved by our board of directors.  Mr. Holleran was also entitled to receive a performance bonus of up to 100% of his base salary based on his achievement of objectives in the following categories: revenue, cash flow, profitability, EBITDA, product development, hiring new employees, retention of staff, financial controls and communication, including additional financing.  In addition, we may have awarded, in our sole discretion, Mr. Holleran additional discretionary bonuses in recognition of his performance.

Severance and Change in Control Benefits

Mr. Holleran was also eligible to participate in our Transaction Bonus Plan in the event of the sale of our company during the term of Mr. Holleran's employment agreement, as described above.  Mr. Holleran was entitled to receive 50% of the total amount of the plan's bonus pool. His participation in our Transaction Bonus Plan ceased on October 31, 2017, when his employment with us ended.

As part of the employment agreement, we agreed that if we terminated Mr. Holleran’s employment without cause during the term of his employment agreement, Mr. Holleran would receive his base salary for one year, commencing on the termination date, reduced by amounts earned by Mr. Holleran from other employment during that period, plus an additional amount equal to the average of the performances bonuses paid to Mr. Holleran during the prior two calendar years.  The employment agreement also contained customary non-compete, non-solicitation, non-disparagement and confidentiality provisions.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.  We do maintain a 401(k) plan for our employees, including our executive officers.  During the 2017 fiscal year, we provided for up to 3% match of contributions made by our employees, including contributions made by our executive officers (but not including our Chairman of the Board, who was our Chief Executive Officer during the year).

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans.  Our board of directors may elect to provide our executive officers and employees with non-qualified defined contribution or deferred compensation benefits if it determines that doing so is in our best interests.

Other Benefits

Our executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees.

Impact of Regulatory Requirements

Deductibility of Executive Compensation.  Our executive officers’ MBO plans, and our Transaction Bonus Plan does not currently provide compensation that qualifies as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.  Accordingly, compensation in excess of $1 million paid to a named executive officer during any one year that is attributable to one of those arrangements would not currently be deductible for U.S. federal income tax purposes.  We may, in the future, reevaluate those plans and redesign them so that compensation attributable to one or both of those plans would qualify as “performance-based compensation” within the meaning of Section 162(m) and would be deductible for U.S. federal income tax consequences.  Our 2009 Stock Incentive Plan, which we refer to as the 2009 Stock Plan, provides for stock options and other awards that qualify as “performance-based compensation,” as well as certain awards, such as restricted share awards, that do not so qualify.

Accounting for Stock-Based Compensation.  We account for stock-based payments in accordance with the requirements of Accounting Standards Codification (“ASC”) 718.

Stock Ownership Requirements

We do not currently have any requirements or guidelines relating to the level of ownership of our common stock by our directors or executive officers.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based on such review and discussions, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors

KENT A. MISEMER, CHAIRMAN
THOMAS B. PICKENS III
DONALD F. NEVILLE

EXECUTIVE COMPENSATION

Summary Compensation Table
The following table sets forth the compensation for our fiscal years ended March 31, 2017 and 2016 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and our other most highly compensated executive officers as of March 31, 2017.  In this Annual Report on Form 10-K we refer to such officers as our “named executive officers.”
Name and Principal Position	Year	Salary US($)		Bonus US($)		Stock Awards US($)		Option Awards US($)(1)		Total US($)
Philip S. Sassower	2017	300,000	(2)	90,000	(3)	—		—		390,000
Chief Executive Officer	2016	287,500	(2)	100,000	(3)	—		347,202		734,702

Mark Holleran	2017	325,000		120,250	(4)	—		—		445,250
President and Chief Operating Officer*	2016	325,000		325,000	(4)	—		215,506		865,506

Tom Wilkinson	2017	300,000		81,000	(5)	—		—		381,000
Chief Financial Officer and Corporate Secretary	2016	148,945	(5)	120,000	(5)	—		222,321		442,216

Michael J. Rapisand	2017	—		—		—		—		—
Chief Financial Officer and Corporate Secretary	2016	99,205	(6)	—		—		143,671	(6)	242,876

Peter Poulin	2017	166,667	(7)	—		71,700	(7)	—		238,367
Chief Marketing Officer	2016	250,000		75,000	(7)	—		—		325,000

* Mr. Holleran was named our Chief Executive Officer effective April 1, 2017 and served in that capacity until October 31, 2017 when his employment ended.
(1)
Option award amounts included in this table reflect the grant day fair value of option grants within the fiscal year ended, related to all options granted to the named executive officer, calculated in accordance with FASB ASC Topic 718 and using a Black‑Scholes valuation model.

(2)
During fiscal years 2017 and 2016, Mr. Sassower was compensated for his services as our Chief Executive Officer through payments we make to SG Phoenix LLC, which is controlled by Mr. Sassower and Andrea Goren, a member of our board of directors.  SG Phoenix LLC received $300,000 and $287,500 in fiscal years 2017 and 2016, respectively, in connection with the services of Mr. Sassower as our Chief Executive Officer.  Mr. Sassower also served as the chairman of our board of directors, and receives cash fees for his service on our board of directors.  Mr. Sassower was paid $24,000 and $10,000 in cash fees for fiscal years 2017 and 2016, respectively, in connection with being a member of our board of directors.  Mr. Sassower received option awards in connection with his service on our board of directors and for his service as our Chief Executive Officer.  In April 2017, the contract with SG Phoenix LLC expired on its own terms. While conducting a review of our executive compensation, our board of directors extended payments under this agreement on a month-to-month basis at the rate of $300,000 per year ($25,000 per month) for the services of Mr. Sassower as our chairman of the board.  In July 2017, the board of directors completed such review.  Based on its findings and effective August 1, 2017, our board of directors, upon the recommendation of its compensation committee with support from an international consulting firm, approved direct compensation to Mr. Sassower of $92,000 per year, to be payable monthly in the amount of $7,667, and termination of the month-to-month payments to SG Phoenix LLC as of August 1, 2017.

(3)
A discretionary bonus of $90,000 and $100,000 was paid to SG Phoenix LLC for the fiscal years 2017 and 2016, respectively, for services rendered by Mr. Sassower as our Chief Executive Officer in connection with achieving certain revenue, cash flow, profitability, leadership and communication objectives.

(4)
Under the terms of Mr. Holleran’s employment agreement, he had the opportunity to earn a cash performance bonus of up to 100% of his base salary of $325,000 in fiscal year 2017 and 2016 based on the achievement of various objectives.  Mr. Holleran earned $120,250 and $325,000 of the performance bonus under his employment agreement in fiscal years 2017 and 2016, respectively, in connection with achieving certain revenue, cash flow, profitability, staffing, product development, financial controls and communication objectives in each year.

(5)
Mr. Wilkinson joined us as Chief Financial Officer on December 1, 2015, after serving as Interim Chief Financial Officer beginning in August 2015, as a consultant.  During the consulting period, Mr. Wilkinson received $48,945 in fees which are included in the salary figure presented.  Under the terms of Mr. Wilkinson’s Management by Objective (MBO) bonus plan, in fiscal year 2017 and 2016, he had the opportunity to earn a cash bonus of up to 40% of his total base salary of $300,000, or $120,000, based on his achievement of revenue, cash flow and profitability objectives, as well as objectives related to transition of financial leadership and integration related to the Motion Acquisition.   Mr. Wilkinson earned $81,000 and $120,000 of the performance bonus in fiscal years 2017 and 2016, respectively, as a result of his level of achievement of these goals.

(6)
Mr. Rapisand served as our Chief Financial Officer until early August 2015.  In April 2015, Mr. Rapisand was awarded options to purchase 50,000 shares at $6.38 per share, which options were unvested and cancelled when Mr. Rapisand terminated his employment with us.

(7)
Mr. Poulin joined us in April 2015 as a result of the Motion Acquisition, and served as our Chief Marketing Officer until early December 2016.  Under the terms of Mr. Poulin’s Management by Objective (MBO) bonus plan, in fiscal years 2016, he had the opportunity to earn a cash bonus of up to $50,000 on his achievement of revenue, cash flow and profitability objectives.   Mr. Poulin earned $50,000 of the performance bonus in fiscal years 2016 based upon his achievement of these goals.  Mr. Poulin also earned $25,000 as a retention bonus. In August 2016, Mr. Poulin was granted 30,000 restricted stock units valued at $71,700 based upon the closing price of our stock of $2.39 per share as of the date of grant.  These restricted stock units were unvested and cancelled when Mr. Poulin terminated his employment.

Outstanding Equity Awards at 2017 Fiscal Year-End
The following table sets forth the equity awards outstanding at March 31, 2017 for each of our named executive officers.
Name	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards Number of Securities Underlying Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Philip S. Sassower—	86,000	—		5.00	12/30/2020
Chief Executive Officer	11,950	5,975	(1)	6.00	9/12/2022
	76,887	—		6.00	9/12/2022
	87,437	—		6.38	10/22/2022

Mark Holleran—	280,000	—		5.00	12/30/2020
President and Chief Operating Officer	41,666	20,833	(2)	6.00	9/12/2022
	93,750	—		6.00	9/12/2022
	75,000	—		6.38	10/22/2022

Tom Wilkinson—	36,427	72,855	(3)	5.49	11/3/2020
Chief Financial Officer and Corporate Secretary

Michael J. Rapisand—	—	—	(4)	—	—
Chief Financial Officer and Corporate Secretary

Peter Poulin—	—	—		—	—
Chief Marketing Officer (5)

(1)	Options to purchase 5,975 shares were scheduled to vest on March 13, 2018.

(2)	Options to purchase 20,834 shares were scheduled to vest on March 13, 2018.

(3)	Options to purchase 36,427 shares vested on November 3, 2017 and options to purchase 36,428 vest on November 3, 2018.

(4)	All of Mr. Rapisand’s options were exercised or terminated prior to March 31, 2017.

(5)	All of Mr. Poulin’s restricted stock units were terminated prior to March 31, 2017.

Estimated Payments and Benefits Upon Termination or Change in Control
Holleran Employment Agreement
The following table describes the potential payments and benefits payable to Mr. Holleran, our President and Chief Operating Officer at the time, upon termination of his employment by us without cause, as if his employment had terminated as of March 31, 2017, the last business day of our last fiscal year.  Mr. Holleran’s agreement provides that if his employment is terminated by us as a result of his death or disability or for cause or voluntary by Mr. Holleran, he is entitled to receive any earned or accrued, but unpaid, base compensation and bonus and all accrued but unused vacation days through the termination date.
Payments and Benefits	Termination by Company Without Cause(1)
Compensation:
Base salary(2)	$325,000(4)
Performance bonus(3)	$222,625(5)
Benefits and Perquisites:	$18,960(6)

(1)
For purposes of Mr. Holleran’s employment agreement, “cause” includes, among other things, (i) his willful failure to perform his duties under his employment agreement, (ii) any intentional act of fraud, embezzlement or theft involving more than a nominal amount of our assets or property, (iii) any material damage to our assets, business or reputation resulting from his intentional or grossly negligent conduct, (iv) his intentional wrongful disclosure of material confidential information, (v) his intentional engagement in competitive activity which would constitute a breach of his employment agreement and/or his duty of loyalty, (vi) his intentional breach of any material employment policy, or (vii) his ineligibility for any reason to work lawfully in the United States for a period of four consecutive months.

(2)	Assumes that there is no earned but unpaid base salary at the time of termination.
(3)	Assumes that there is no earned but unpaid bonus at the time of termination.
(4)
If Mr. Holleran is terminated without cause, Mr. Holleran is entitled to receive his base salary in effect immediately prior to his termination of employment for a period of 12-months commencing on the termination date, subject to reduction by any amounts he earns during the 12-month period.

(5)
Under the terms of Mr. Holleran’s employment agreement, if Mr. Holleran is terminated without cause, he is entitled to receive as severance an amount equal to the average of his performance bonuses paid to him during the two calendar years preceding his termination.  Mr. Holleran received performance bonuses of $120,500 and $325,000 in fiscal 2017 and 2016, respectively.

(6)	Represents payments of $1,580 a month to pay the cost of Mr. Holleran’s continued participation in our group health plans under COBRA during the 12-month severance period.

Change in Control Benefits
Under the 2009 Stock Plan, in the event of certain business combinations, including the sale or lease of all or substantially all of our assets, or a merger or consolidation involving us in which the beneficial owners of our capital stock prior to such business combination own 50% or less of the outstanding shares of the common stock of the surviving entity after the business combination or a similar transaction, each of which we refer to as a “corporate transaction,” and subject to any vesting acceleration provisions in an award agreement, outstanding awards will be treated in the manner provided in the agreement relating to the corporate transaction (including as the same may be amended).  The corporate transaction agreement will not be required to treat all awards or individual types of awards similarly in the corporate transaction; provided, however, that the corporate transaction agreement will provide for one of the following with respect to all outstanding awards (as applicable):
•	the continuation of the outstanding award by us, if we are a surviving company;
•	the assumption of the outstanding award by the surviving company or its parent or subsidiary;
•	the substitution by the surviving company or its parent or subsidiary of its own award for the outstanding award;
•	full exercisability or vesting and accelerated expiration of the outstanding award, followed by the cancellation of such award;
•
the cancellation of an outstanding option or stock appreciation right and a payment to the optionee equal to the excess of (x) the fair market value of the shares subject to such option or stock appreciation right (whether or not such option or stock appreciation right is then exercisable or such shares are then vested) as of the closing date of such corporate transaction over (y) its aggregate exercise price; or

•
the cancellation of an outstanding restricted stock unit and a payment to the participant equal to the fair market value of the shares subject to such restricted stock unit (whether or not such restricted stock unit is then vested) as of the closing date of such corporate transaction.

The following table sets forth the potential payments to our named executive officers as if we had a Transaction, as defined in our Transaction Bonus Plan, or a change in control transaction, as of the March 31, 2017, the last business day of our 2017 fiscal year.
Name	Transaction Bonus Plan(1)		Market Value of Accelerated Options
Philip S. Sassower—Chief Executive Officer	—		—	(2)
Mark Holleran—President and Chief Operating Officer	$506,904	(3)	—	(2)
Tom Wilkinson—Chief Financial Officer	$101,381	(3)	—	(2)
Michael J. Rapisand—Chief Financial Officer	—		—	(4)
Peter Poulin—Chief Marketing Officer	—		—	(2)

(1)	Triggered by a Transaction.

(2)
Pursuant to our 2009 Plan, our board of directors may determine, at the time of grant or thereafter, that the vesting of options granted under that plan may accelerate upon a change in control transaction.  Currently, no such options have such acceleration provisions, and we assume that our board of directors will not elect to accelerate the vesting of the options with exercise prices below $2.05 per share in the future.

(3)
Assumes a sale in which the holders of our common stock receive sales proceeds of $2.05 per share, which represented the closing price of our common stock on March 31, 2017 as reported by NASDAQ, and transaction costs of 10% of the total proceeds, resulting in an aggregate bonus pool of $1,013,807.  Mr. Holleran would be entitled to receive 50% of the bonus pool and Mr. Wilkinson would be entitled to receive 10% of the bonus pool.

(4)	Mr. Rapisand’s options were exercised or terminated prior to March 31, 2017.

Fiscal Year 2017 Director Compensation
In June 2006, our board of directors approved a director compensation plan pursuant to which we will pay each of our directors a fee to attend board meetings.  In addition, from time to time, we grant options to purchase shares of our common stock to our directors.  We also reimburse our directors for their out-of-pocket expenses incurred in connection with attending our board meetings and board committee meetings.  Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by our board of directors.  On June 15, 2016, our board of directors approved the payment of $24,000 in annual cash fees, paid quarterly in the amount of $6,000, in addition to quarterly committee fees of $2,000 for each committee on which a director serves, up to a maximum of two committees per director.  Prior to that time, our directors were paid $10,000 in annual cash fees, paid quarterly in the amount of $2,500 and quarterly committee fees of $1,000 for each committee on which a director served.

The following table sets forth compensation information for our directors who are not a named executive officer for our fiscal year ended March 31, 2017.
Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)(1)	Total ($)
Brian E. Usher‑Jones	40,000	(2)	—	—	40,000
Andrea Goren	24,000		—	—	24,000
Thomas F. Leonardis	40,000	(3)	—	—	40,000
Kent Misemer	40,000	(2)	—	—	48,000
F. Ben Irwin	40,000	(3)	—	—	40,000
Thomas B. Pickens, III	20,000	(4)	—	46,000	66,000
Donald F. Neville	10,000	(5)	—	46,000	56,000

(1)
In February 2017, Mr. Pickens and Mr. Neville each received a grant of options to purchase 30,000 shares of our common stock. The options vest over three years and have a term of seven years from the date of the grant.

(2)	Mr. Usher-Jones and Mr. Misemer each received $16,000 in cash payments as compensation for services on our audit, compensation, and nomination and governance committees.

(3)
Mr. Leonardis and Mr. Irwin each received $12,000 in cash payments as compensation for his services on our audit, compensation, and nomination and governance committees.  Each also received an additional $4,000 after his resignation from our board of directors as compensation in recognition of long service provided to us.

(4)	Mr. Pickens joined our board of directors and was paid board fees for two quarters, and was paid $8,000 for his service on the compensation and nomination and governance committees.

(5)	Mr. Neville joined our board of directors and was paid board fees for one quarter, and was paid $4,000 for his service on the audit and nomination and governance committees.

2009 Stock Incentive Plan
On July 28, 2009, we adopted the 2009 Stock Plan.  The 2009 Stock Plan provides for equity‑based awards in the form of incentive stock options and non-statutory options, restricted shares, stock appreciation rights and restricted stock units.  Awards are made to selected employees, directors and consultants to promote stock ownership among award recipients, to encourage their focus on strategic long-range corporate objectives, and to attract and retain exceptionally qualified personnel.  Upon the original approval and adoption of the 2009 Stock Plan by our stockholders, up to 62,750 shares of our common stock were issuable under the 2009 Stock Plan.  Most recently, on March 24, 2016, our stockholders approved amendments to the 2009 Stock Plan to increase the maximum number of shares of our common stock issuable under the plan to 3,000,000.  Generally, the vesting of options and the retention of restricted shares granted under the 2009 Stock Plan are conditioned on a period or successive periods of continuous service of the award recipient.  Expired options that remain unexercised and shares forfeited to or repurchased by us will become available for future grant under the 2009 Stock Plan.  All references to the number of shares of our common stock issuable under the 2009 Stock Plan prior to September 13, 2012 have been adjusted to give effect to the 1-for-400 reverse stock split consummated on that date.

As of March 31, 2017, the maximum aggregate number of shares of our common stock reserved for issuance upon the exercise of all options granted under the 2009 Stock Plan may not exceed an aggregate of 3,000,000 shares, and options to purchase 1,907,124 shares of our common stock had been awarded and are outstanding pursuant to grants under the 2009 Stock Plan. The options granted under the plan generally vest over a three-year period in equal annual installments and expire five years after the issuance date.

Employee Stock Purchase Plan
On November 5, 2008, we adopted the 2009 Employee Stock Purchase Plan, which we refer to as the ESPP.  The ESPP establishes a series of offering periods during which most of our employees have an opportunity to purchase our common stock through payroll deductions.  To be eligible, an employee must have completed one year of employment and regularly work over 20 hours per week and over 5 months per year.  Prior to each offering period, a participant elects to have between 1% and 20% of his or her base compensation set aside for the purchase of the shares upon purchase dates, which occur at the end of each calendar quarter.  The ESPP was amended by stockholder vote on March 24, 2016, making the purchase price under the ESPP to be is 95% of the lower of (A) the fair market value per share of our common stock on the start date of the offering period or (B) the fair market value per share of our common stock as of the end of each calendar quarter during the offering period.  Prior to this amendment, and throughout fiscal year 2016, the purchase price was 95% of the fair market value per share of our common stock on the start date of the offering period.

The offering period for our fiscal year 2017 began on April 1, 2016 and terminated on March 31, 2017, and had an average purchase price of $2.17 per share.  The offering period for our fiscal year 2018 began on April 1, 2017 and will terminate on March 31, 2018.  The fair market value per share of our common stock on the start date of the fiscal year 2017 offering period is $2.05 per share.

Upon the adoption of the ESPP, up to 12,500 shares were reserved for purchase under the ESPP (5,000,000 before giving effect to the 1-for-400 reverse stock split described above).  On September 24, 2013, our stockholders approved an increase in the number of shares of our common stock available for issuance under the ESPP from 12,500 to 32,500.  On March 12, 2015, our stockholders approved an increase in the number of shares of our common stock available for issuance under the ESPP from 32,500 to 52,500.  On March 24, 2016, our stockholders approved an increase in the number of shares of our common stock available for issuance under the ESPP from 52,500 to 300,000.  As of March 31, 2017, 114,529 shares of our common stock had been purchased under the ESPP.  The ESPP may have additional offering periods until the shares reserved for the ESPP have been exhausted or the ESPP is terminated.  It is intended that shares purchased under the ESPP qualify for special tax treatment under Section 423 of the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation

The compensation committee currently consists of Thomas B. Pickens III, Kent A. Misemer and Donald F. Neville.  Prior to August 2017, when he retired from our board of directors, Brian Usher-Jones was a member of our compensation committee.  Mr. Usher-Jones served as our Interim Chief Financial Officer from August 1996 to November 1997 and from August 2001 to December 2001.

For additional information, see Transactions with Related Persons below.

TRANSACTIONS WITH RELATED PERSONS

In August 2016, our board of directors approved an increase in annual fees paid to SG Phoenix LLC, an affiliate of Philip S. Sassower, our Chief Executive Officer and Chairman of the Board at the time, and Andrea Goren, a director, for services to be rendered from $287,500 to $300,000, effective April 1, 2016.  Our board of directors also approved a discretionary bonus payment of $90,000 to SG Phoenix LLC for the fiscal year ended March 31, 2017 for services rendered by Mr. Sassower as our Chief Executive Officer during that period.

On June 15, 2016, our board of directors approved the payment to each member of our board of directors of an annual fee of $24,000, to be paid quarterly in the amount of $6,000, as well as a payment of an additional quarterly fee to each member serving on board committees in the amount of $4,000 for each committee on which such member serves, up to two committees.  We incurred general administration expense of $212,000 for these fees for the year ended March 31, 2017.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee reviews and reports to our board of directors on any related party transaction.  From time to time, the independent members of our board of directors form an ad hoc committee to consider transactions and agreements in which a director or executive officer of ours has a material interest.  In considering related party transactions, the members of our audit committee are guided by their fiduciary duties to our stockholders.  Our audit committee does not have any written or oral policies or procedures regarding the review, approval and ratification of transactions with related parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of the Record Date by (i) each person known by us to be the beneficial owner of more than 10% of any class of our voting securities, (ii) each of our directors, (iii) each of our “named executive officers,” and (iv) our directors and executive officers as a group.

	Common Stock
	Beneficially Owned
Name of Beneficial Owner (1)	Number of Shares (2)		Percentage of Class (3)
Philip S. Sassower	1,378,573	(4)	12.2%
Mark Holleran	523,833	(5)	4.6%
Robert N. McFarland	-		*
Andrea Goren	1,255,552	(6)	11.3%
Thomas B. Pickens III	-		*
Kent A. Misemer	67,382	(7)	*
Donald F. Neville	-		*
Tom Wilkinson	106,638	(8)	1.0%
Phoenix Venture Fund LLC	1,091,775	(9)	9.9%
110 East 59th Street
New York, NY 10022
All directors and executive officers as a group (6 persons)	1,486,719	(10)	13.2%
*	Represents less than 1% of class or combined classes.

(1)
Except as otherwise indicated above, the address of each stockholder identified is c/o Xplore Technologies Corp., 8601 RR 2222, Building II, Austin, Texas 78730.  Except as indicated in the other footnotes to this table, each person named in this table has sole voting and investment power with respect to all shares of stock beneficially owned by that person.

(2)
Shares issuable pursuant to options and warrants that are exercisable, or convertible securities that are convertible, within 60 days of the Record Date are deemed outstanding for the purposes of computing the percentage of shares owned by the beneficial owner, but are not deemed outstanding for purposes of computing the percentage of shares owned by any other person.

(3)	Based upon 11,005,190 shares of our common stock outstanding as of the Record Date.

(4)
Includes 262,274 shares of common stock that Mr. Sassower has the right to acquire upon exercise of outstanding options within 60 days of the Record Date and 24,524 owned of record by SG Phoenix LLC, an entity in which Mr. Sassower and Mr. Goren share voting and dispositive power. Also includes 1,091,775 shares of common stock beneficially owned by Phoenix, for which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.  Mr. Sassower’s shares are not included in amounts for all officers and directors as a group as he resigned from our board of directors on October 18, 2017.

(5)
Includes 490,416 shares of common stock that Mr. Holleran has the right to acquire upon exercise of outstanding options within 60 days of the Record Date.  Mr. Holleran’s shares are not included in amounts for all officers and directors as a group as his employment with us ended on October 31, 2017.

(6)
Includes 27,303 shares of common stock owned of record by Andax, LLC, for which Mr. Goren is the manager, 110,266 shares of common stock that Mr. Goren has the right to acquire upon exercise of outstanding options within 60 days of the Record Date, and 24,524 shares of common stock owned of record by SG Phoenix LLC, an entity in which Mr. Sassower and Mr. Goren share voting and dispositive power. Also includes 1,091,775 shares of common stock beneficially owned by Phoenix, for which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Goren disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(7)
Includes 29,959 shares of common stock owned of record by The Kent A. Misemer Revocable Trust (12/24/92), for which Mr. Misemer is a trustee and 36,770 shares of common stock the Mr. Misemer has the right to acquire upon exercise of outstanding options with 60 day of the Record Date.

(8)
Includes 20,000 shares of common stock owned of record by SEP FBO Thomas Wilkinson, sponsored by Wilkinson & Company, for which Mr. Wilkinson is the beneficiary and 72,854 shares of common stock that Mr. Wilkinson has the right to acquire upon exercise of outstanding options within 60 days of the Record Date.

(9)
Voting and dispositive power over these shares is held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of their respective pecuniary interest, if any, in such shares.

(10)
Includes 257,175 shares of common stock our directors and executive officers have the right to acquire upon exercise of outstanding options within 60 days of the Record Date. Also includes 1,091,775 shares of common stock beneficially owned by Phoenix, in which Mr. Goren is a co-manager of the managing member.  Mr. Goren disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership of our common stock and other equity securities with the SEC on a timely basis.  Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, we believe all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed on a timely basis all such required reports during and with respect to our 2017 fiscal year except for (i) late Forms 3 filings for John Graff, Vice President of Marketing, and Messrs. Pickens and Neville, directors, (ii) late Form 5 for Messrs. Pickens and Neville, and (iii) a late Form 4 for each of Mark Holleran, former President and Chief Executive Officer, Andrea Goren, director, Philip Sassower, former Chairman of the Board and a 10% owner, and Mr. Graff.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Stockholder proposals, including director nominations, must comply with our By-laws, under which such proposals must be delivered to our Corporate Secretary at our principal executive offices no earlier than 75 days and no later than 45 days prior to the anniversary of the date our proxy materials are released to stockholders for the Annual Meeting to be considered timely, provided, however, in the event that the date of the 2018 annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to the date of the 2018 annual meeting or the 10th day following the day on which a public announcement of the date of such meeting is first made by us.

ANNUAL REPORT; INCORPORATION BY REFERENCE

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, containing audited financial statements for the years ended March 31, 2017 and 2016, is being made available to our stockholders with this proxy statement.  We may mail or email a copy of our Annual Report on Form 10-K to stockholders for the fiscal year ended March 31, 2017 concurrently with this proxy statement to stockholders requesting that we mail or email copies of such documents.  In accordance with the rules adopted by the SEC, except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability.  The Notice of Internet Availability provides instructions either for accessing this proxy statement and the Annual Report on Form 10-K at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of such materials by mail or electronically by mail.  Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K (without exhibits) and additional copies of this proxy statement, each of which we have filed with the SEC.  In addition, upon written request and payment of a fee equal to our reasonable expenses, we will send to stockholders of record, copies of any exhibit to our Annual Report on Form 10-K for the fiscal year ended March 31, 2017 filed with the SEC.  All written requests should be directed to our Corporate Secretary at our address set forth in the Notice of Internet Availability.  We incorporate by reference into this proxy statement Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Item 8 (Financial Statements) of our Annual Report on Form 10-K.

FORWARD-LOOKING STATEMENTS

From time to time, we may provide information, whether orally or in writing, including certain statements in this proxy statement, which are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995, or the “Litigation Reform Act”.  These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available.

The words “believe,” “plan,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “should” and similar expressions are intended to identify forward-looking statements.  Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended or using other similar expressions.  We do not intend to update these forward-looking statements, except as required by law.

In accordance with the provisions of the Litigation Reform Act, we are making you aware that such forward-looking statements, because they relate to future events and are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this proxy statement and other public statements we make.  Such factors are discussed in the “Risk Factors” section of our Annual Report on Form 10-K and other filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the SEC.  Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where our reports, proxy and information statements and other information regarding our Company may be obtained free of charge.

OTHER MATTERS

As of the date of this proxy statement, our Board of Directors knows of no other matters that will be acted upon at the Annual Meeting.  If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors,

Tom Wilkinson
Chief Financial Officer and Corporate Secretary

Austin, Texas
November 7, 2017

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE URGED TO SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE OR BY MAIL AS SOON AS POSSIBLE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT.

XPLORE TECHNOLOGIES CORP.
14000 SUMMIT DRIVE
SUITE 900
AUSTIN, TX 78728 USA

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Andrea Goren   02 Thomas B. Pickens III   03 Donald F. Neville   04 Kent A. Misemer   05 Robert N. McFarland

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000347507_1   R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report are available at www.proxyvote.com

The undersigned holder of shares of common stock of Xplore Technologies Corp. (the "Company") hereby appoints each of Mark Holleran, President and Chief Operating Officer of the Company, and Tom Wilkinson, Chief Financial Officer and Corporate Secretary of the Company, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all the Shares which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Company's executive offices, 8601 RR 2222, Building 2, Austin, Texas 78730, on November 30, 2017, at 9:00 a.m., local time, and at any adjournments thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

0000347507_2 R1.0.1.17

Continued and to be signed on reverse side